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                                                                      Exhibit 23


                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-17079) of Quest Diagnostics Incorporated of our report dated June 21, 2002 relating to the financial statements of The Profit Sharing Plan of Quest Diagnostics Incorporated, which appears on page 1 of this Form 11-K.




/s/ PricewaterhouseCoopers LLP
New York, New York
June 21, 2002